QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

ORIENT-EXPRESS HOTELS LTD.
Sarbanes-Oxley Act Section 906 Certification

The undersigned hereby certify that this Form 10-Q quarterly report of Orient-Express Hotels Ltd. for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the report.

/s/ J.B. SHERWOOD James B. Sherwood Chairman (Co-Chief Executive Officer)	/s/ J.G. STRUTHERS James G. Struthers Vice President—Finance and Chief Financial Officer

/s/ S.M.C. SHERWOOD Simon M.C. Sherwood President (Co-Chief Executive Officer)
Dated: May 15, 2003

        [A signed original of this written certification required by Section 906 has been provided to Orient-Express Hotels Ltd. and will be retained by Orient-Express Hotels Ltd. and furnished to the U.S. Securities and Exchange Commission or its staff upon request.]

29

QuickLinks

  Exhibit 99.1